Exhibit 99.1

May 07, 2020 06:55 ET | Source: Esports Entertainment Group, Inc

BIRKIRKARA, Malta, May 07, 2020 (GLOBE NEWSWIRE) -- Esports Entertainment Group, Inc. (NasdaqCM: GMBL, GMBLW) (or the “Company”), a licensed online gambling company with a focus on esports wagering and 18+ gaming, signed a binding Letter of Intent (LOI) to acquire LHE Enterprises Ltd, the holding company of  online sportsbook and casino operator Argyll Entertainment AG and its operating support subsidiaries (”Argyll”).

Since launching its flagship brand, www.sportnation.bet, in the summer of 2017, Argyll has established itself as a fast growing and innovative gaming company within the UK and Irish market leveraging the expertise of its 40 strong staff in marketing, technology, risk management, and regulation to offer its customers an entertaining, safe and secure online gaming experience, an award winning rewards program, and access to exclusive and proprietary sports and gaming content.

“With Argyll already generating around $12 million in revenue annually, this acquisition will have a major positive impact for our company,” commented Grant Johnson, CEO of Esports Entertainment Group. “In the current global environment of COVID-19 there has been a surge of interest in online gaming to fill the void left by traditional sports and other activities. Argyll’s established footprint and revenue base, combined with our strong cash position from our successful April capital raise combined with our esports betting platform, places Esports Entertainment in a great position to capitalize on this evolving opportunity.”

Argyll, incorporated in Switzerland, with operational support services in London, UK and Malta, is licensed and regulated by the UK Gambling Commission under licence no. 000-045143-R-323955-001 and the Irish Revenue Commissioners under licence reference no. 1014456 to operate online sportsbook and casino sites in the UK and Ireland, respectively.

ABOUT ESPORTS ENTERTAINMENT GROUP

Esports Entertainment Group, Inc. is a licensed online gambling company with a specific focus on esports wagering and 18+ gaming. Esports Entertainment offers fantasy, pools, fixed odds and exchange style wagering on esports events in a licensed, regulated and secure platform to the global esports audience at vie.gg.  In addition, Esports Entertainment intends to offer users from around the world the ability to participate in multi-player mobile and PC video game tournaments for cash prizes. Esports Entertainment is led by a team of industry professionals and technical experts from the online gambling and the video game industries, and esports. The Company holds a license to conduct online gambling and 18+ gaming on a global basis in Curacao, Kingdom of the Netherlands. The Company maintains offices in Malta. For more information visit www.esportsentertainmentgroup.com

FORWARD-LOOKING STATEMENTS

The information contained herein includes forward-looking statements. These statements relate to future events or to our future financial performance, and involve known and unknown risks, uncertainties and other factors that may cause our actual results, levels of activity, performance, or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by these forward-looking statements. You should not place undue reliance on forward-looking statements since they involve known and unknown risks, uncertainties and other factors which are, in some cases, beyond our control and which could, and likely will, materially affect actual results, levels of activity, performance or achievements. Any forward-looking statement reflects our current views with respect to future events and is subject to these and other risks, uncertainties and assumptions relating to our operations, results of operations, growth strategy and liquidity. We assume no obligation to publicly update or revise these forward-looking statements for any reason, or to update the reasons actual results could differ materially from those anticipated in these forward-looking statements, even if new information becomes available in the future. The safe harbor for forward-looking statements contained in the Securities Litigation Reform Act of 1995 protects companies from liability for their forward-looking statements if they comply with the requirements of the Act.

Contact:

U.S. Investor Relations
RedChip Companies, Inc.
Dave Gentry
407-491-4498
dave@redchip.com

Media & Investor Relations Inquiries
AGORACOM
ESPO@agoracom.com
http://agoracom.com/ir/eSportsEntertainmentGroup